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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
MGI Pharma, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                   /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
August 5, 1996